Exhibit 1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Alterna Tax Asset Group, LLC

150 South Pine Island Road

Plantation, Florida 33324

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tax liens in connection with the proposed offering of Alterna 2024-1. Alterna Tax Asset Group, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Cantor Fitzgerald & Co. (“Cantor” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 14, 2024, representatives of Cantor, on behalf of the Company, provided us with a computer generated tax lien data file and related record layout containing data, as represented to us by the Company, as of the close of business March 4, 2024, with respect 18,836 tax liens (the “Statistical Data File”).

At your instruction, we randomly selected 100 tax liens (the “Sample Tax Liens”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Tax Liens relating to the tax lien characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Asset ID (informational purposes only) 2. Purchase date 3. Jurisdiction 4. State 5. Property type 6. Overbid amount	7. Tax amount 8. Reimbursable fees 9. Property value 10. Current interest rate 11. Interest amount

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from auction purchase confirmation e-mails, certificate of tax sale, tax sale receipts, county website screen shots, or other related correspondence (collectively, the “Tax Sale Documentation”).

Using methodologies provided to us by the Company and the applicable state statutes provided to us by representatives of the Company, we compared Characteristic 10. to the corresponding information set forth on or derived from the Tax Sale Documentation.

With respect to our comparison of Characteristic 11., we recomputed the interest amount using (i) the tax amount and interest rate (each as set forth on the Tax Sale Documentation) and (ii) certain methodologies provided to us by the Company.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., differences of 30 days or less were deemed to be “in agreement”;

•

with respect to our comparison of Characteristic 5., (i) a property type of “A” as set forth on the Statistical Data File is deemed to be in agreement with a property type of “agricultural” as set forth on or derived from the Tax Sale Documentation; (ii) a property type of “C” as set forth on the Statistical Data File is deemed to be in agreement with a property type of “commercial” as set forth on or derived from the Tax Sale Documentation; (iii) a property type of “I” as set forth on the Statistical Data File is deemed to be in agreement with a property type of “industrial” as set forth on or derived from the Tax Sale Documentation; (iv) a property type of “V” as set forth on the Statistical Data File is deemed to be in agreement with a property type of “vacant” as set forth on or derived from the Tax Sale Documentation; and (v) a property type of “R” as set forth on the Statistical Data File is deemed to be in agreement with a property type of “residential” as set forth on or derived from the Tax Sale Documentation; and

•	with respect to our comparison of Characteristics 9. and 11., differences of $1.00 or less are deemed to be in agreement.

The tax lien documents referred to above and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tax Lien Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Tax Lien Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Tax Lien Documents. In addition, we make no representations as to whether the Tax Lien Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Tax Liens.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Tax Lien Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tax liens underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tax liens or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 1, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 1, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in reimbursable fees.
2	Eighteen differences in interest amount.
3	Fourteen differences in property value.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 1, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Tax Lien number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Tax Lien Documents
1	151161	Reimbursable fees	$6,947.12	$7,390.66
2	151161	Interest amount	$4,174.77	$2,011.52
2	232143	Interest amount	$2,518.86	$2,028.04
2	236270	Interest amount	$3,309.17	$1,589.13
2	237993	Interest amount	$670.46	$678.34
2	240221	Interest amount	$7,674.40	$5,707.35
2	244473	Interest amount	$1,433.49	$1,412.36
2	259867	Interest amount	$2,664.44	$2,709.68
2	260694	Interest amount	$10,985.23	$11,061.20
2	262454	Interest amount	$1,846.51	$719.18
2	357633	Interest amount	$202.71	$253.94
2	433577	Interest amount	$10,037.44	$10,306.86
2	433593	Interest amount	$3,396.69	$3,487.86
2	433817	Interest amount	$753.08	$616.36
2	435019	Interest amount	$886.81	$295.60
2	500498	Interest amount	$5,564.26	$5,619.72
2	506027	Interest amount	$3,183.28	$7,471.10
2	555572	Interest amount	$1,082.82	$1,147.98
2	556532	Interest amount	$503.82	$508.88
3	232143	Property value	$26,000.00	$29,100.00
3	236270	Property value	$84,867.00	$85,700.00
3	241680	Property value	$25,000.00	$32,500.00
3	260801	Property value	$47,620.00	$46,690.00
3	260808	Property value	$304,400.00	$196,100.00
3	353999	Property value	$4,896.00	$4,898.00
3	370228	Property value	$390,000.00	$404,358.00
3	370287	Property value	$461,000.00	$450,000.00
3	374414	Property value	$417,331.00	$412,345.00
3	374505	Property value	$21,461.00	$28,980.00
3	435019	Property value	$479,000.00	$479,009.00
3	556521	Property value	$507,100.00	$319,600.00
3	557164	Property value	$104,800.00	$50,410.00
3	557177	Property value	$297,800.00	$208,370.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.